BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED OCTOBER 6, 2017

TO THE

PROSPECTUS DATED MAY 1, 2017, AS SUPPLEMENTED

PYRAMIS® MANAGED RISK PORTFOLIO

Geoff Stein has been named as a Co-Portfolio Manager of Pyramis® Managed Risk Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust I. The following changes are made to the prospectus of the Portfolio.

In the Portfolio Summary, the disclosure regarding the Portfolio’s portfolio manager in the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. Xuehai En and Geoff Stein are Co-Portfolio Managers of the Portfolio. Mr. En has managed the Portfolio since its inception in 2013. Since July 2017, Messrs. En and Stein have co-managed the Portfolio.

In the section entitled “Additional Information About Management – The Subadviser,” the fifth, sixth and seventh paragraphs are deleted in their entirety and replaced with the following:

The following individuals are responsible for managing the Portfolio:

Xuehai En, Co-Portfolio Manager. Since joining Fidelity Investments in 1994, Mr. En has served as a portfolio strategist and a senior quantitative analyst for Strategic Advisers Inc. and a portfolio manager.

Geoff Stein, Co-Portfolio Manager. Since joining Fidelity Investments in 1994, Mr. Stein has served as director of Portfolio Analysis Group, director of Portfolio Strategy for Strategic Advisers, Inc., and as a portfolio manager.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE